UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of report (Date of earliest event reported) May 25, 2005


                           ASTRATA GROUP INCORPORATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           000-32475                                    84-1408762
   ------------------------                 ---------------------------------
   (Commission File Number)                 (IRS Employer Identification No.)


     1801 Century Park East, Suite 1830, Los Angeles, California 90067-2320
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (310) 282-8646
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

                            SECTION 8 -- OTHER EVENTS

Item 8.01 Other Events

      On May 25, 2005, ASTRATA GROUP INCORPORATED, a Nevada corporation ("Astrata"), released a letter that advises about certain developments that have occurred during the past year.

      A copy of such letter is attached hereto as Exhibit 99.1.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2005                        ASTRATA GROUP INCORPORATED


                                           By: /s/ Anthony Harrison
                                               ---------------------------------
                                               Anthony Harrison
                                               Chief Executive Officer